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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)   August 1, 2005

     First Financial Corporation
     (Exact name of registrant as specified in its chapter)


     Indiana                            000-16759          35-1546989
     (State or other jurisdiction       (Commission        (IRS Employer
     of incorporation)                  File Number)       Identification No.)


     P. O. Box 540, Terre Haute, Indiana            47808
     (Address of principal executive offices)       (Zip Code)

     Registrant's telephone number, including area code    812-238-6264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         On August 1, 2005, the Registrant issued a press release reporting its financial results for the six months ended June 30, 2005. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this item 12.

         The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

         The exhibit to this report is as follows:

         Exhibit No.    Description
         -----------    -----------

            99.1 Press Release, dated August 1, 2005 issued by First Financial Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST FINANCIAL CORPORATION

Dated   August 1, 2005
                                      /s/ Norman L. Lowery
                                      --------------------
                                      Norman L. Lowery
                                      Vice Chairman and Chief Executive Officer

Dated   August 1, 2005                /s/ Michael A. Carty
                                      --------------------
                                      Michael A. Carty
                                      Secretary/Treasurer and Chief Financial
                                      Officer




                                  Exhibit Index
Exhibit Number

      99.1          Press Release, August 1, 2005 issued by First Financial
                    Corporation